UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                  33-60032        62-1518973
             (State or other             (Commission       (IRS Employer
       jurisdiction of incorporation)    File Number)    Identification Number)


       1001 Tillman Street, Memphis, Tennessee                       38112
       (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On April 1, 2005, Buckeye Technologies Inc. issued a press release announcing the conference call for third quarter results on Wednesday, April 20, 2005 at 9:30 a.m. CD time. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number                                        Description
-------------    ---------------------------------------------------------------

    99.1         Press Release of Buckeye Technologies Inc. dated April 1, 2005.

                                                                Exhibit 99.1
News from
[OBJECT OMITTED]
FOR IMMEDIATE RELEASE
                                Contacts: Kris Matula, Executive Vice President
                                          and Chief Financial Officer
                                          901-320-8588
                                          Chad Foreman
                                          Investor Relations Manager
                                          901-320-8828
                                          Website:  www.bkitech.com

                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


                              Third Quarter Results

                     We have scheduled a conference call for

                            Wednesday, April 20, 2005
                                9:30 a.m. Central

                Management participating on the call will include

             David B. Ferraro, Chairman and Chief Executive Officer
              John B. Crowe, President and Chief Operating Officer
       Kristopher J. Matula, Exec. Vice President, Chief Financial Officer
                   Chad P. Foreman, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through May 20, 2005.

In addition, persons interested in listening by telephone may dial in at (800) 310-1961 within the United States. International callers should dial (719) 457-2692. Participants should call no later than 9:20 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 1814527. The telephone replay will be available until midnight May 4, 2005.

A press release will be issued via Business Wire after the market closes on April 19. If you do not receive a copy of this release, please contact Chad Foreman at (901) 320-8828.

We look forward to your participation.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                           BUCKEYE TECHNOLOGIES INC.


                           /s/ Kristopher J. Matula
                           --------------------------------------
                           Kristopher J. Matula
                           Executive Vice President and Chief Financial Officer April 1, 2005